        MORGAN STANLEY INSTITUTIONAL FUND TRUST - INVESTMENT GRADE FIXED
                                INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2008 - MARCH 31, 2009

                                                                       AMOUNT OF     % OF     % OF
                PURCHASE/             OFFERING           TOTAL           SHARES    OFFERING   FUNDS
   SECURITY       TRADE     SIZE OF   PRICE OF         AMOUNT OF       PURCHASED  PURCHASED   TOTAL                      PURCHASED
   PURCHASED       DATE    OFFERING    SHARES          OFFERING         BY FUND    BY FUND   ASSETS       BROKERS          FROM
--------------  ---------  --------  ----------  --------------------  ---------  ---------  ------  -----------------  ----------

IBM Corp.        10/09/08     --     $   98.630  $   1,600,000,000.00    300,000    0.01%     0.10%  Banc of America     Deutsche
7.625% due                                                                                           Securities LLC,       Bank
10/15/2018                                                                                           Barclays
                                                                                                     Capital, Credit
                                                                                                     Suisse, Deutsche
                                                                                                     Bank Securities,
                                                                                                     BNP PARIBAS,
                                                                                                     HSBC, Mitsubishi
                                                                                                     UFJ Securities,
                                                                                                     Mizuho
                                                                                                     Securities Inc.,
                                                                                                     Morgan Stanley,
                                                                                                     USB Investment
                                                                                                     Bank

IBM Corp.        10/09/08     --     $98.891000  $   1,000,000,000.00    200,000    0.02%     0.07%  Banc of America     Barclays
8.000% due                                                                                           Securities LLC,      Capital
10/15/2038                                                                                           Barclays
                                                                                                     Capital, Credit
                                                                                                     Suisse, Deutsche
                                                                                                     Bank Securities,
                                                                                                     BNP PARIBAS,
                                                                                                     HSBC, Mitsubishi
                                                                                                     UFJ Securities,
                                                                                                     Mizuho
                                                                                                     Securities Inc.,
                                                                                                     Morgan Stanley,
                                                                                                     USB Investment
                                                                                                     Bank

Procter &        12/15/08     --     $   99.978  $   2,000,000,000.00    650,000    0.03$     0.27%  Citi, Goldman,       Goldman
Gamble Co.                                                                                           Sachs & Co.,          Sachs
Note 4.600%                                                                                          Morgan Stanley,
due 01/15/2014                                                                                       Deutsche Bank

                                                                                                     Securities,
                                                                                                     Merrill Lynch &
                                                                                                     Co., HSBC, J.P.
                                                                                                     Morgan, RBS
                                                                                                     Greenwich
                                                                                                     Capital, Banc of
                                                                                                     America
                                                                                                     Securities LLC,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities,
                                                                                                     Barclays
                                                                                                     Capital, Credit
                                                                                                     Suisse, The
                                                                                                     Williams Capital
                                                                                                     Group, L.P.

Wal-Mart Inc.    01/15/09     --     $   99.561  $     500,000,000.00    580,000    0.11%     0.25%  Banc of America     Barclays
4.125% due                                                                                           Securities LLC,      Capital
2/1/2019                                                                                             Barclays
                                                                                                     Capital,
                                                                                                     Deutsche Bank
                                                                                                     Securities, J.P.
                                                                                                     Morgan, Banca
                                                                                                     IMI, BNP
                                                                                                     PARIBAS,
                                                                                                     Castleoak
                                                                                                     Securities,
                                                                                                     L.P., Credit
                                                                                                     Suisse, Goldman,
                                                                                                     Sachs & Co.,
                                                                                                     Loop Capital
                                                                                                     Markets, LLC,
                                                                                                     Mizuho
                                                                                                     Securities USA
                                                                                                     Inc., RBS
                                                                                                     Greenwich
                                                                                                     Capital, Scotia
                                                                                                     Capital, TD
                                                                                                     Securities, U.S.
                                                                                                     Bancorp
                                                                                                     Investments,
                                                                                                     Inc., BBVA
                                                                                                     Securities,
                                                                                                     Cabrera Capital
                                                                                                     Markets, LLC,
                                                                                                     Citi,

                                                                                                     Dresdner
                                                                                                     Kleinwort, HSBC,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities,
                                                                                                     Morgan Stanley,
                                                                                                     Santander
                                                                                                     Investment,
                                                                                                     Standard
                                                                                                     Chartered Bank,
                                                                                                     UBS Investment
                                                                                                     Bank, Wachovia
                                                                                                     Securities

Delhaize Group   01/27/09     --     $   99.667  $     300,000,000.00    250,000    0.08%     0.11%  Banc of America     JPMorgan
5.875% due                                                                                           Securities LLC,
2/1/2014                                                                                             J.P. Morgan, BNP
                                                                                                     PARIBAS, Fortis
                                                                                                     Securities, ING
                                                                                                     Wholesale,
                                                                                                     Wachovia
                                                                                                     Securities, BB&T
                                                                                                     Capital Markets,
                                                                                                     BNY Mellon
                                                                                                     Capital Markets,
                                                                                                     LLC, Calyon,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities

AT&T Inc.        01/29/09     --     $   99.437  $   2,250,000,000.00    460,000    0.02%     0.20%  Banc of America     JP Morgan
6.550% due                                                                                           Securities LLC,
2/15/2039                                                                                            Barclays
                                                                                                     Capital, Credit
                                                                                                     Suisse, Citi,
                                                                                                     Deutsche Bank
                                                                                                     Securities, RBS
                                                                                                     Greenwich
                                                                                                     Capital, SOCIETE
                                                                                                     GENERALE,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities, DnB
                                                                                                     NOR Markets

ConocoPhillips   01/29/09     --     $   99.326  $   2,250,000,000.00    240,000    0.01%     0.11%  Banc of America      Banc of
5.750% due                                                                                           Securities LLC,      America
2/1/2019                                                                                             Barclays
                                                                                                     Capital, Credit
                                                                                                     Suisse, Citi,
                                                                                                     Deutsche Bank
                                                                                                     Securities, RBS
                                                                                                     Greenwich
                                                                                                     Capital, SOCIETE
                                                                                                     GENERALE,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities, DnB
                                                                                                     NOR Markets

Walgreen Co.     01/08/09     --     $   99.477  $      1,000,000,000    410,000    0.04%     0.17%  Banc of America      Banc of
Note 5.250%                                                                                          Securities LLC,      America
due 1/15/2019                                                                                        Goldman, Sachs &
                                                                                                     Co., J.P.
                                                                                                     Morgan, Morgan
                                                                                                     Stanley, Loop
                                                                                                     Capital Markets,
                                                                                                     LLC, Wells Fargo
                                                                                                     Securities

Amgen Inc.       01/13/09     --     $   99.777  $      1,000,000,000    230,000    0.02%     0.10%  Goldman, Sachs &     Merrill
5.700% due                                                                                           Co., Merrill          Lynch
2/1/2019                                                                                             Lynch & Co.,
                                                                                                     Morgan Stanley,
                                                                                                     Barclays
                                                                                                     Capital, Citi,
                                                                                                     Credit Suisse,
                                                                                                     Deutsche Bank
                                                                                                     Securities,
                                                                                                     Mitsubishi UFH
                                                                                                     Securities, UBS
                                                                                                     Investment Bank,
                                                                                                     Daiwa Securities
                                                                                                     America Inc.,
                                                                                                     RBS Greenwich
                                                                                                     Capital

Emerson          01/15/09     --     $   99.619  $     500,000,000.00    265,000    0.05%     0.11%  Banc of America     JPMorgan
Electric Co.                                                                                         Securities LLC,
4.875% due                                                                                           J.P. Morgan,
10/15/2019                                                                                           Barclays
                                                                                                     Capital, BNP
                                                                                                     PARIBAS, Citi,
                                                                                                     Morgan Stanley,
                                                                                                     RBC Capital
                                                                                                     Markets

General Mills    01/29/09     --     $   99.914  $   1,150,000,000.00    300,000    0.02%     0.13%  Deutsche Bank,        J.P.
Inc. 5.600%                                                                                          J.P. Morgan,         Morgan
due 2/3/2019                                                                                         Morgan Stanley,
                                                                                                     Wells Fargo
                                                                                                     Securities,
                                                                                                     Citi, Banc of
                                                                                                     America
                                                                                                     Securities LLC,
                                                                                                     Barclays
                                                                                                     Capital, Credit
                                                                                                     Suisse, The
                                                                                                     Williams Capital
                                                                                                     Group, L.P.,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities

Verizon          01/30/09     --     $   99.937  $   3,500,000,000.00    635,000    0.01%     0.28%  Citi, Banc of       Citigroup
Wireless                                                                                             America
Capital LLC                                                                                          Securities LLC,
5.550% due                                                                                           Morgan Stanley,
2/1/2014                                                                                             Barclays
                                                                                                     Capital, Credit
                                                                                                     Suisse, RBS
                                                                                                     Greenwich
                                                                                                     Capital, UBS
                                                                                                     Investment Bank,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities,
                                                                                                     Goldman, Sachs &
                                                                                                     Co., Scotia
                                                                                                     Capital, RBC
                                                                                                     Capital Markets

Wellpoint Inc.   02/02/09     --     $99.840000  $     600,000,000.00     80,000    0.01%     0.04%  Banc of America      Merrill
7.000% due                                                                                           Securities LLC,       Lynch
2/15/2019                                                                                            Deutsche Bank
                                                                                                     Securities,
                                                                                                     SunTrust
                                                                                                     Robinson
                                                                                                     Humphrey, UBS
                                                                                                     Investment Bank,
                                                                                                     Credit Suisse,
                                                                                                     Goldman, Sachs &
                                                                                                     Co., Mitsubishi
                                                                                                     UFJ Securities,
                                                                                                     Morgan Stanley,
                                                                                                     BB&T Capital
                                                                                                     Markets, Fifth
                                                                                                     Third
                                                                                                     Securities,
                                                                                                     Inc., Daiwa
                                                                                                     Securities
                                                                                                     America Inc.,
                                                                                                     U.S. Bancorp
                                                                                                     Investments,
                                                                                                     Inc.

Federal          02/03/09     --     $   99.921  $     600,000,000.00  3,916,000    0.05%     1.74%  Citigroup Global    Citigroup
National                                                                                             Markets Inc.,
Mortgage                                                                                             Goldman, Sachs &
Association                                                                                          Co., J.P. Morgan
2.750% due                                                                                           Securities Inc.,
2/5/2014                                                                                             Barclays Capital
                                                                                                     Inc., Deutsche
                                                                                                     Bank Securities
                                                                                                     Inc., Morgan
                                                                                                     Stanley & Co.
                                                                                                     Incorporated,
                                                                                                     UBS Securities
                                                                                                     LLC

Procter &        02/03/09     --     $   99.824  $   1,250,000,000.00    525,000    0.04%     0.23%  Deutsche Bank       JP Morgan
Gamble Co.                                                                                           Securities,
Note 4.700%                                                                                          Citi, Morgan
due 2/15/2019                                                                                        Stanley,
                                                                                                     Barclays
                                                                                                     Capital, ING
                                                                                                     Wholesale, PNC
                                                                                                     Capital

                                                                                                     Markets LLC,
                                                                                                     HSBC, Goldman,
                                                                                                     Sachs & Co., RBC
                                                                                                     Capital Markets,
                                                                                                     Fifth Third
                                                                                                     Securities,
                                                                                                     Inc., J.P.
                                                                                                     Morgan, Merrill
                                                                                                     Lynch & Co., RBS
                                                                                                     Greenwich
                                                                                                     Capital, Fortis
                                                                                                     Securities LLC,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities, UBS
                                                                                                     Investment Bank

Novartis         02/04/09     --     $   99.897  $   2,000,000,000.00    425,000    0.02%     0.19%  J.P. Morgan,        Citigroup
Capital Corp                                                                                         Banc of America
Note 4.125%                                                                                          Securities LLC,
due 2/10/2014                                                                                        Citi, Goldman,
                                                                                                     Sachs & Co.,
                                                                                                     Barclays
                                                                                                     Capital, Credit
                                                                                                     Suisse, Morgan
                                                                                                     Stanley, UBS
                                                                                                     Investment Bank

Cisco Systems    02/09/09     --     $   99.774  $   2,000,000,000.00    310,000    0.01%     0.14%  Banc of America      Goldman
Inc. 4.950%                                                                                          Securities LLC,       Sachs
due 2/15/2019                                                                                        Goldman, Sachs &
                                                                                                     Co., Morgan
                                                                                                     Stanley, J.P.
                                                                                                     Morgan,
                                                                                                     Wachovia
                                                                                                     Securities,
                                                                                                     Citi, Barclays
                                                                                                     Capital, BNP
                                                                                                     PARIBAS, Credit
                                                                                                     Suisse, Deutsche

                                                                                                     Bank Securities,
                                                                                                     HSBC, ING
                                                                                                     Wholesale,
                                                                                                     Standard
                                                                                                     Chartered Bank,
                                                                                                     UBS Investment
                                                                                                     Bank

Union Pacific    02/17/09     --     $   99.607  $     400,000,000.00    115,000    0.02%     0.05%  Citi, Barclays      Citigroup
Corp. Note                                                                                           Capital,
6.125% due                                                                                           Mitsubishi UFJ
2/15/2020                                                                                            Securities, U.S.
                                                                                                     Bancorp
                                                                                                     Investments,
                                                                                                     Inc. J.P.
                                                                                                     Morgan, BNP
                                                                                                     PARIBAS, Morgan
                                                                                                     Stanley, Credit
                                                                                                     Suisse, SunTrust
                                                                                                     Robinson
                                                                                                     Huphrey, Wells
                                                                                                     Fargo Securities

Roche Holdings   02/18/09     --     $   98.428  $4,500,00,000,000.00    740,000    0.01%     0.34%  Banc of America      Banc of
Inc. 6.000%                                                                                          Securities LLC,      America
due 3/1/2019                                                                                         Barclays           Securities
                                                                                                     Capital, Credit
                                                                                                     Suisse,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities,
                                                                                                     Santander Global
                                                                                                     Banking &
                                                                                                     Markets,
                                                                                                     UniCredit (HVB),
                                                                                                     Citi, J.P.
                                                                                                     Morgan, BNP
                                                                                                     PARIBAS,
                                                                                                     Deutsche Bank
                                                                                                     Securities,
                                                                                                     Morgan Stanley,
                                                                                                     UBS Investment
                                                                                                     Bank

Hewlett          02/23/09     --     $   99.993  $1,500,00,000,000.00    315,000    0.02%     0.15%  Banc of America     Deutsche
Packard Co.                                                                                          Securities LLC,       Bank
4.750% due                                                                                           Credit Suisse,
6/2/2014                                                                                             Deutsche Bank
                                                                                                     Securities,
                                                                                                     Morgan Stanley,
                                                                                                     RBS Greenwich
                                                                                                     Capital,
                                                                                                     Barclays
                                                                                                     Capital,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities, BNP
                                                                                                     PARIBAS, HSBC,
                                                                                                     Wells Fargo
                                                                                                     Securities

Chevron Corp.    02/26/09     --     $   99.969  $1,500,00,000,000.00    450,000    0.03%     0.21%  Barclays            Barclays
4.950% due                                                                                           Capital, Morgan     Bank PLC
3/3/2019                                                                                             Stanley, Citi,
                                                                                                     J.P. Morgan, RBS
                                                                                                     Greenwich
                                                                                                     Capital, Banc of
                                                                                                     America
                                                                                                     Securities LLC,
                                                                                                     CALYON, Loop
                                                                                                     Capital Markets,
                                                                                                     LLC, RBC Capital
                                                                                                     Markets, The
                                                                                                     Williams Capital
                                                                                                     Group, L.P.,
                                                                                                     Blaylock Robert
                                                                                                     Van, LLC,
                                                                                                     Deutsche Bank
                                                                                                     Securities,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities,
                                                                                                     SOCIETE
                                                                                                     GENERALE, BNP
                                                                                                     Paribas, Guzman
                                                                                                     & Company,
                                                                                                     Mizuho
                                                                                                     Securities USA
                                                                                                     Inc., Standard
                                                                                                     Chartered Bank

The Coca-Cola    03/03/09     --     $   99.077  $   1,350,000,000.00    320,000    0.02%     0.15%  Banc of America      Banc of
Company Note                                                                                         Securities LLC,      America
4.875% due                                                                                           Citi, HSBC, BNP
3/15/2019                                                                                            PARIBAS,
                                                                                                     Deutsche Bank
                                                                                                     Securities,
                                                                                                     Goldman, Sachs &
                                                                                                     Co., ING
                                                                                                     Wholesale,
                                                                                                     Mitsubishi UFH
                                                                                                     Securities, UBS
                                                                                                     Investment Bank

Boeing Co.       03/10/09     --     $   98.466  $     650,000,000.00    195,000    0.03%     0.09%  J.P. Morgan, Banc      UBS
6.000% due                                                                                           of America         Securities
3/15/2019                                                                                            Securities LLC,
                                                                                                     Deutsche Bank
                                                                                                     Securities,
                                                                                                     Barclays
                                                                                                     Capital,
                                                                                                     Goldman, Sachs &
                                                                                                     Co., BNP
                                                                                                     PARIBAS, Citi,
                                                                                                     Morgan Stanley,
                                                                                                     UBS Investment
                                                                                                     Bank, Credit
                                                                                                     Suisse, RBS
                                                                                                     Greenwich Capital

Pfizer Inc.      03/17/09     --     $   99.899  $   3,250,000,000.00    670,000    0.02%     0.33%  Banc of America      Goldman
6.200% due                                                                                           Securities LLC,       Sachs
3/15/2019                                                                                            Barclays
                                                                                                     Capital,
                                                                                                     Goldman, Sachs &
                                                                                                     Co., J.P.
                                                                                                     Morgan, Credit
                                                                                                     Suisse, Deutsche
                                                                                                     Bank Securities,
                                                                                                     RBS Greenwich
                                                                                                     Capital, HSBC,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities,

                                                                                                     UBS Investment
                                                                                                     Bank, Santander
                                                                                                     Investment,
                                                                                                     Banca IMI, Daiwa
                                                                                                     Securities
                                                                                                     America Inc.,
                                                                                                     Mediobanca -
                                                                                                     S.p.A., Loop
                                                                                                     Capital Markets,
                                                                                                     LLC, SOCIETE
                                                                                                     GERNERALE,
                                                                                                     Scotia Capital,
                                                                                                     Ramirez & Co.,
                                                                                                     Inc. RBC Capital
                                                                                                     Markets, The
                                                                                                     Williams Capital
                                                                                                     Group, L.P.,
                                                                                                     Mizuho
                                                                                                     Securities USA
                                                                                                     Inc.

Time Warner      03/23/09     --     $   99.348  $   2,000,000,000.00    175,000    0.00%     0.09%  Banc of America     Citigroup
Cable Inc.                                                                                           Securities LLC,
8.250% due                                                                                           UBS Investment
4/1/2019                                                                                             Bank, Barclays
                                                                                                     Capital, Daiwa
                                                                                                     Securities
                                                                                                     America Inc.,
                                                                                                     HSBC, Mizuho
                                                                                                     Securities USA
                                                                                                     Inc., Citi, BNP
                                                                                                     PARIBAS, Fortis
                                                                                                     Securities LLC,
                                                                                                     J.P. Morgan,
                                                                                                     Morgan Stanley,
                                                                                                     Scotia Capital,
                                                                                                     Deutsche Bank
                                                                                                     Securities,
                                                                                                     Wachovia
                                                                                                     Securities,
                                                                                                     CALYON, Goldman,
                                                                                                     Sachs &

                                                                                                     Co., Mitsubishi
                                                                                                     UFJ Securities,
                                                                                                     RBS Greenwich
                                                                                                     Capital,
                                                                                                     Blaylock Robert
                                                                                                     Van, LLC,
                                                                                                     Cabrera Capital
                                                                                                     Markets, LLC,
                                                                                                     The Williams
                                                                                                     Capital Group,
                                                                                                     L.P.

Verizon          03/24/09     --     $   98.518  $   1,750,000,000.00    520,000    0.03%     0.25%  Banc of America      Bank of
Communications                                                                                       securities LLC,      America
Inc. 6.350%                                                                                          Citi, Barclays
due 4/1/2019                                                                                         Capital, Morgan
                                                                                                     Stanley,
                                                                                                     Goldman, Sachs &
                                                                                                     Co., RBS
                                                                                                     Greenwich
                                                                                                     Capital, Credit
                                                                                                     Suisse, UBS
                                                                                                     Investment Bank,
                                                                                                     Mitsubishi UFJ
                                                                                                     Securities, J.P.
                                                                                                     Morgan, RBC
                                                                                                     Capital Markets,
                                                                                                     Wachovia
                                                                                                     Securities